UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05914

Templeton Global Opportunities Trust
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

 (Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _12/31__

Date of reporting period:  06/30/14_

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter
June 30, 2014

Templeton Global Opportunities Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise —from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Semiannual Report
Templeton Global Opportunities
Trust	3
Performance Summary	7
Your Fund’s Expenses	9
Financial Highlights and
Statement of Investments	11
Financial Statements	18
Notes to Financial Statements	21
Shareholder Information	29

Semiannual Report

Templeton Global Opportunities Trust

This semiannual report for Templeton Global Opportunities Trust covers the period ended June 30, 2014.

Your Fund’s Goal and Main Investments

Templeton Global Opportunities Trust seeks long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies located anywhere in the world, including developing or emerging markets.

Performance Overview

Templeton Global Opportunities Trust – Class A delivered a +3.60% cumulative total return for the six months under review. In comparison, the MSCI All Country World Index (ACWI), which measures stock market performance in global developed and emerging markets, generated a +6.50% total return.1, 2 Please note that performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy grew moderately during the six months under review as many developed markets continued to recover and many emerging markets recorded continued growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support ongoing recovery. Several emerging market central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

U.S. economic growth and employment trends were generally encouraging during the period, despite severe weather across many states that limited economic activity in the first quarter of 2014. The U.S. Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on largely positive economic and employment data. The Fed continued reducing asset purchases during the period.

Outside the U.S., the U.K. economy grew relatively well in the first half of 2014, supported by the services and manufacturing sectors. In the second quarter, a preliminary estimate registered expansion at precrisis levels. The Japanese economy grew strongly during the first quarter of 2014 as consumption rose ahead of a sales tax increase in April. The Bank of Japan kept its monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from the sales tax increase. Japan’s growth weakened, however, in the second quarter. The Japanese government proposed a reduction in corporate taxes as part of its economic reforms in an effort to avoid deflation and facilitate growth. Although out of recession, the eurozone experienced deflationary risks and weak

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: MSCI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 14.

franklintempleton.com Semiannual Report | 3

TEMPLETON GLOBAL OPPORTUNITIES TRUST

employment trends. The region’s first-quarter economic growth was softer than what many observers had expected. In the second quarter, concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. Toward period-end, the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate.

In several emerging markets, including China, growth remained solid though moderating, as domestic demand and exports were relatively soft. Emerging market equities generally rose for the six-month period, despite volatility resulting from concerns about moderating economic growth, rising geopolitical tensions in certain regions and the potential impact of the Fed’s tapering its asset purchases. Many emerging market currencies depreciated against the U.S. dollar, leading central banks in several countries, including Brazil, India, Turkey and South Africa, to raise interest rates in an effort to curb inflation and support their currencies.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Global government and corporate bonds delivered solid performance as interest rates in many developed market countries remained low. Gold prices rose during the period and oil prices increased amid supply concerns related to the crises in Ukraine and Iraq. The U.S. dollar was relatively flat compared to most currencies.

Top 10 Countries
Based on Equity Securities as of 6/30/14
% of Total
Net Assets
U.S.	30.6%
France	8.7%
U.K.	8.6%
South Korea	7.1%
China	6.9%
Japan	6.1%
Germany	4.6%
Italy	3.7%
Netherlands	3.5%
Switzerland	3.4%

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. As we look worldwide, we consider specific companies, rather than sectors or countries, to make our investment decisions.

Manager’s Discussion

Although the Fund’s performance lagged that of its benchmark, the MSCI ACWI, the Fund had several notable contributors during the six months under review. In the Middle East, an overweighting in Israel contributed to relative returns. Although the Fund’s Asian holdings detracted from results, stock selection in Japan and Taiwan as well as an overweighting in India contributed. Our European positioning weighed on performance, but an overweighting in Italy and an underweighting in Russia added to relative results. On a sector basis, stock selection in consumer discretionary, particularly in automobiles, benefited relative results.3 An overweighting in the health care sector, especially in pharmaceuticals, also aided relative returns.4 Although the energy sector hurt relative performance, an overweighting in energy equipment and services aided returns.5

In the consumer discretionary sector, automotive components manufacturer Unipres6 (Japan) was a key contributor to relative performance. Within health care, generic drug makers Teva Pharmaceutical Industries6 (Israel), Actavis and Torrent Pharmaceuticals6 (India) aided results. Teva shares rallied after the completion of the NuPathe acquisition and a favorable court ruling that delayed generic competition for its block-buster multiple sclerosis drug Copaxone. Actavis’s shares rose after the company announced it would acquire Forest Laboratories to strengthen its specialty pharmaceuticals portfolio. Actavis also reported stronger-than-expected quarterly earnings, boosted by its acquisition of specialty drug maker Warner Chilcott in 2013. In the energy sector, positions in energy equipment and services companies Baker Hughes and Halliburton aided results. Shares of Baker Hughes rallied due to better-than-expected fourth-quarter 2013 and first-quarter 2014 earnings as demand for drilling services and equipment rose after natural gas prices increased in North America. In

3. The consumer discretionary sector comprises auto components, automobiles, media, multiline retail and specialty retail in the SOI.
4. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.
5. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.
6. Not part of the index.

4 | Semiannual Report franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/14
% of Total
Net Assets
Banks	12.7%
Pharmaceuticals	12.4%
Oil, Gas & Consumable Fuels	7.5%
Energy Equipment & Services	5.1%
Auto Components	4.8%
Insurance	4.5%
Semiconductors & Semiconductor Equipment	3.7%
Software	3.6%
Biotechnology	3.6%
Multiline Retail	3.1%

other sectors, banking group Intesa Sanpaolo (Italy), multinational insurance company Aviva (U.K.) and semiconductor packaging and testing service provider Siliconware Precision Industries6 (Taiwan) also helped relative performance.

In contrast, stock selection and an overweighting in Asia notably in China and South Korea, detracted from relative performance. Stock selection in Europe, particularly in the U.K. and Switzerland, hurt relative results, as did an overweighting in the Netherlands. Stock selection and an underweighting in Canada also hindered results. On a sector basis, stock selection in financials, especially in banks and diversified financial services, detracted from relative performance.7 Stock selection in industrials,8 notably in the machinery and construction and engineering industries, and stock selection and an overweighting in telecommunication services,9 particularly in wireless telecommunication services, hindered relative results. A lack of exposure to utilities weighed on results as that sector outperformed the index. Although the Fund’s consumer discretionary holdings aided relative returns, an overweighting in the multiline retail industry hindered results.

Within the financials sector, banks Hana Financial (South Korea), KB Financial Group (South Korea) and BNP Paribas (France), as well as capital markets firm Credit Suisse Group (Switzerland), hampered results. Hana Financial reported lower fiscal year 2013 earnings resulting from lower interest margins. It also reported weak first-quarter 2014 earnings because of loan losses. Within the industrials sector, engineering, construction and defense services provider KBR and U.K. outsourcing company Serco Group hurt relative results. KBR shares declined as the company’s quarterly earnings and 2014 earnings outlook missed expectations. The company also restated its 2013 financials to include additional losses. Wireless telecommunications company Sprint streamlined its business and cut jobs to stay competitive. Furthermore, investors’ concerns over regulatory hurdles to a potential merger between Sprint and T-Mobile weighed on the share price. In other sectors, information technology services company Digital China Holdings6 (China), retail chain operator Springland International Holdings6 (China) and liquefied petroleum gas distributor NewOcean Energy Holdings6 (Hong Kong) were weak performers.

Top 10 Equity Holdings
6/30/14
Company	% of Total
Sector/Industry, Country	Net Assets
Hana Financial Group Inc.	2.0%
Banks, South Korea
Microsoft Corp.	2.0%
Software, U.S.
Samsung Electronics Co. Ltd.	1.9%
Semiconductors & Semiconductor Equipment, South Korea
Roche Holding AG	1.5%
Pharmaceuticals, Switzerland
Sanofi	1.5%
Pharmaceuticals, France
Teva Pharmaceutical Industries Ltd., ADR	1.4%
Pharmaceuticals, Israel
UniCredit SpA	1.4%
Banks, Italy
Gilead Sciences Inc.	1.4%
Biotechnology, U.S.
Credit Suisse Group AG	1.3%
Capital Markets, Switzerland
GlaxoSmithKline PLC	1.3%
Pharmaceuticals, U.K.

7. The financials sector comprises banks, capital markets, consumer finance, diversified financial services, insurance, and real estate management and development in the SOI.
8. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates, machinery, and trading companies and distributors in the SOI.
9. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

franklintempleton.com Semiannual Report | 5

TEMPLETON GLOBAL OPPORTUNITIES TRUST

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Joanne Wong is an executive vice president and portfolio manager for the Templeton Global Equity Group with research responsibilities for the Asian real estate and real estate investment trust sectors, as well as country research coverage of Hong Kong, China and Korea. She manages global and Asian regional portfolios. Prior to joining Templeton in 2002, Ms. Wong was a director at Credit Suisse First Boston, where she headed up Asian conglomerates sector research. Previously, she was a research analyst at NatWest Securities and Barclays de Zoete Wedd Asia, where she covered Hong Kong and Chinese conglomerates, Asian telecommunications companies, as well as property and hotel stocks in Hong Kong. She entered the financial services industry in 1991.

Cindy Sweeting is the president of Templeton Investment Counsel, LLC and the director of portfolio management for the Templeton Global Equity Group (TGEG). Ms. Sweeting has lead portfolio manager responsibility for an institutional mutual fund and portfolio management responsibility for institutional separate account relationships. She also oversees the institutional segment of TGEG’s global investment management business. Ms. Sweeting previously served as TGEG’s director of research, president of Templeton Global Advisors Limited and lead portfolio manager for Templeton Growth Fund and Templeton Growth (Euro) Fund. Prior to joining Templeton in 1997, Ms. Sweeting was the senior vice president of investments with McDermott International Investments. She entered the financial services industry in 1983.

6 | Semiannual Report franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Performance Summary as of June 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/14	12/31/13		Change
A (TEGOX)	$24.16	$23.32	+$	0.84
C (TEGPX)	$23.58	$22.85	+$	0.73
Advisor (FGOZX)	$24.16	$23.30	+$	0.86

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only. Advisor Class: no sales charges.

					Value of	Total Annual
		Cumulative		Average Annual	$10,000	Operating
Share Class		Total Return[1]		Total Return[2]	Investment[3]	Expenses[4]
A						1.32%
6-Month	+	3.60%		-2.34%	$9,766
1-Year	+	23.85%	+	16.74%	$11,674
5-Year	+	81.47%	+	11.34%	$17,107
10-Year	+	118.29%	+	7.48%	$20,567
C						2.07%
6-Month	+	3.19%	+	2.19%	$10,219
1-Year	+	22.86%	+	21.86%	$12,186
5-Year	+	74.80%	+	11.82%	$17,480
10-Year	+	102.42%	+	7.31%	$20,242
Advisor Class[5]						1.07%
6-Month	+	3.69%	+	3.69%	$10,369
1-Year	+	24.14%	+	24.14%	$12,414
5-Year	+	83.85%	+	12.95%	$18,385
10-Year	+	121.15%	+	8.26%	$22,115

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

franklintempleton.com

Semiannual Report | 7

TEMPLETON GLOBAL OPPORTUNITIES TRUST

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 5/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +101.92%
and +14.58%.

8 | Semiannual Report franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com

Semiannual Report | 9

TEMPLETON GLOBAL OPPORTUNITIES TRUST
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/14	Value 6/30/14	Period* 1/1/14–6/30/14
A
Actual	$1,000	$1,036.00	$6.66
Hypothetical (5% return before expenses)	$1,000	$1,018.25	$6.61
C
Actual	$1,000	$1,031.90	$10.43
Hypothetical (5% return before expenses)	$1,000	$1,014.53	$10.34
Advisor Class
Actual	$1,000	$1,036.90	$5.40
Hypothetical (5% return before expenses)	$1,000	$1,019.49	$5.36
*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.32%; C: 2.07%; and Advisor: 1.07%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

10 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Financial Highlights
	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$23.32	$18.72	$15.57	$17.72	$17.09	$12.94
Income from investment operations[a]:
Net investment income[b]	0.33 [c]	0.22	0.27	0.28	0.20	0.18
Net realized and unrealized gains (losses)	0.51	4.59	3.19	(2.14)	0.68	4.17
Total from investment operations	0.84	4.81	3.46	(1.86)	0.88	4.35
Less distributions from net investment
income	—	(0.21)	(0.31)	(0.29)	(0.25)	(0.20)
Net asset value, end of period	$24.16	$23.32	$18.72	$15.57	$17.72	$17.09

Total return[d]	3.60%	25.75%	22.27%	(10.48)%	5.20%	33.63%

Ratios to average net assets[e]
Expenses	1.32%	1.32%	1.35%	1.33%	1.34%[f]	1.37%[f]
Net investment income	2.81%[c]	1.04%	1.58%	1.61%	1.22%	1.24%

Supplemental data
Net assets, end of period (000’s)	$555,918	$583,419	$625,145	$625,783	$801,797	$876,985
Portfolio turnover rate	14.14%	28.17%	20.13%	27.30%	23.89%	15.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.14 per share received in the form of special dividends paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.57%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 11

TEMPLETON GLOBAL OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.85	$18.40	$15.32	$17.41	$16.79	$12.74
Income from investment operations[a]:
Net investment income[b]	0.24 [c]	0.06	0.14	0.15	0.08	0.07
Net realized and unrealized gains (losses)	0.49	4.50	3.12	(2.08)	0.66	4.07
Total from investment operations	0.73	4.56	3.26	(1.93)	0.74	4.14
Less distributions from net investment
income	—	(0.11)	(0.18)	(0.16)	(0.12)	(0.09)
Net asset value, end of period	$23.58	$22.85	$18.40	$15.32	$17.41	$16.79

Total return[d]	3.19%	24.83%	21.30%	(11.10)%	4.43%	32.55%

Ratios to average net assets[e]
Expenses	2.07%	2.07%	2.10%	2.08%	2.09%[f]	2.12%[f]
Net investment income	2.06%[c]	0.29%	0.83%	0.86%	0.47%	0.49%

Supplemental data
Net assets, end of period (000’s)	$39,405	$39,007	$31,769	$30,862	$39,363	$42,976
Portfolio turnover rate	14.14%	28.17%	20.13%	27.30%	23.89%	15.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.14 per share received in the form of special dividends paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 0.82%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

12 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$23.30	$18.70	$15.56	$17.71	$17.07	$13.02
Income from investment operations[b]:
Net investment income[c]	0.36 [d]	0.25	0.31	0.34	0.24	0.07
Net realized and unrealized gains (losses)	0.50	4.62	3.19	(2.15)	0.70	4.21
Total from investment operations	0.86	4.87	3.50	(1.81)	0.94	4.28
Less distributions from net investment
income	—	(0.27)	(0.36)	(0.34)	(0.30)	(0.23)
Net asset value, end of period	$24.16	$23.30	$18.70	$15.56	$17.71	$17.07

Total return[e]	3.69%	26.14%	22.53%	(10.22)%	5.53%	32.94%

Ratios to average net assets[f]
Expenses	1.07%	1.07%	1.10%	1.08%	1.09%[g]	1.12%[g]
Net investment income	3.06%[d]	1.29%	1.83%	1.86%	1.47%	1.49%

Supplemental data
Net assets, end of period (000’s)	$12,298	$10,679	$6,726	$6,144	$5,873	$2,750
Portfolio turnover rate	14.14%	28.17%	20.13%	27.30%	23.89%	15.29%

aFor the period May 1, 2009 (effective date) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.14 per share received in the form of special dividends paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.82%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 13

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Statement of Investments, June 30, 2014 (unaudited)
	Industry	Shares	Value
Common Stocks 98.4%
Belgium 1.0%
[a] KBC GROEP NV	Banks	55,080	$2,998,315
UCB SA	Pharmaceuticals	37,930	3,211,650
			6,209,965
Brazil 1.9%
Embraer SA, ADR	Aerospace & Defense	164,686	5,999,511
Petroleo Brasileiro SA, ADR	Oil, Gas & Consumable Fuels	370,954	5,427,057
			11,426,568
Canada 0.5%
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	294,060	3,110,316
China 6.9%
China Mobile Ltd.	Wireless Telecommunication Services	406,400	3,943,162
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	13,223,610	6,483,458
CNOOC Ltd.	Oil, Gas & Consumable Fuels	3,527,000	6,352,782
Digital China Holdings Ltd.	Electronic Equipment, Instruments & Components	6,079,000	5,482,548
Shanghai Pharmaceuticals Holding Co.
Ltd., H	Health Care Providers & Services	2,464,800	5,126,486
Sinopharm Group Co.	Health Care Providers & Services	412,300	1,143,734
Springland International Holdings Ltd.	Multiline Retail	8,423,000	3,347,269
Weichai Power Co. Ltd., H	Machinery	1,665,000	6,423,304
Xingda International Holdings Ltd.	Auto Components	9,043,000	3,628,658
			41,931,401
Denmark 0.9%
H. Lundbeck AS	Pharmaceuticals	217,470	5,352,075
France 8.7%
Alstom SA	Electrical Equipment	75,670	2,759,049
AXA SA	Insurance	206,534	4,936,937
BNP Paribas SA	Banks	99,183	6,729,507
Cie Generale des Etablissements
Michelin, B	Auto Components	48,192	5,758,857
Credit Agricole SA	Banks	489,747	6,908,045
Sanofi	Pharmaceuticals	83,074	8,825,942
Technip SA	Energy Equipment & Services	45,720	5,002,013
Total SA, B	Oil, Gas & Consumable Fuels	107,398	7,762,681
Vivendi SA	Diversified Telecommunication Services	179,104	4,383,046
			53,066,077
Germany 4.6%
[a] Commerzbank AG	Banks	248,350	3,904,381
Deutsche Lufthansa AG	Airlines	191,640	4,115,081
HeidelbergCement AG	Construction Materials	39,570	3,377,609
Merck KGaA	Pharmaceuticals	65,960	5,725,950
Muenchener Rueckversicherungs
-Gesellschaft AG	Insurance	20,540	4,554,004
SAP AG	Software	35,650	2,753,498
Siemens AG, ADR	Industrial Conglomerates	24,462	3,233,632
			27,664,155
Hong Kong 1.3%
NewOcean Energy Holdings Ltd.	Oil, Gas & Consumable Fuels	10,512,200	7,866,738

14 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
India 2.3%
Biocon Ltd.	Biotechnology	634,420	$5,597,916
Oberoi Realty Ltd.	Real Estate Management & Development	1,095,418	4,734,774
Torrent Pharmaceuticals Ltd.	Pharmaceuticals	319,800	3,778,656
			14,111,346
Indonesia 0.4%
Gudang Garam Tbk PT	Tobacco	495,500	2,236,124
Ireland 1.1%
CRH PLC	Construction Materials	253,514	6,506,054
Israel 1.4%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	167,190	8,764,100
Italy 3.7%
Eni SpA	Oil, Gas & Consumable Fuels	245,905	6,728,357
Intesa Sanpaolo SpA	Banks	872,453	2,695,425
[a] Saipem SpA	Energy Equipment & Services	171,235	4,619,606
UniCredit SpA	Banks	993,339	8,318,406
			22,361,794
Japan 6.1%
ITOCHU Corp.	Trading Companies & Distributors	410,080	5,266,414
Keihin Corp.	Auto Components	385,000	6,118,651
Nissan Motor Co. Ltd.	Automobiles	497,220	4,716,731
NKSJ Holdings Inc.	Insurance	188,500	5,076,038
Toyota Motor Corp.	Automobiles	80,200	4,816,512
Tsugami Corp.	Machinery	794,000	4,389,122
Unipres Corp.	Auto Components	270,900	6,511,441
			36,894,909
Netherlands 3.5%
Akzo Nobel NV	Chemicals	88,582	6,641,647
Fugro NV, IDR	Energy Equipment & Services	35,426	2,028,618
[a] ING Groep NV, IDR	Diversified Financial Services	502,280	7,057,313
TNT Express NV	Air Freight & Logistics	626,896	5,674,703
			21,402,281
Russia 0.5%
Mining and Metallurgical Co. Norilsk Nickel
OJSC, ADR	Metals & Mining	158,547	3,140,816
South Korea 7.1%
Hana Financial Group Inc.	Banks	332,027	12,303,372
Hyundai Mobis	Auto Components	24,507	6,877,459
KB Financial Group Inc.	Banks	162,990	5,669,217
POSCO	Metals & Mining	21,604	6,489,739
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	8,841	11,549,211
			42,888,998
Spain 0.8%
Telefonica SA	Diversified Telecommunication Services	293,455	5,031,437
Switzerland 3.4%
Credit Suisse Group AG	Capital Markets	286,310	8,187,204
Roche Holding AG	Pharmaceuticals	30,790	9,183,013
Swiss Re AG	Insurance	35,258	3,136,783
			20,507,000

franklintempleton.com		Semiannual Report | 15

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
Taiwan 1.6%
Siliconware Precision Industries Co., ADR	Semiconductors & Semiconductor Equipment	411,956	$3,382,159
Taiwan Semiconductor Manufacturing
Co. Ltd.	Semiconductors & Semiconductor Equipment	735,640	3,115,188
Tripod Technology Corp.	Electronic Equipment, Instruments & Components	1,743,000	3,360,844
			9,858,191
Thailand 0.4%
Bangkok Bank PCL, fgn.	Banks	426,900	2,546,398
Turkey 1.1%
[a] Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	437,201	6,820,336
United Kingdom 8.6%
Aviva PLC	Insurance	755,556	6,600,293
BAE Systems PLC	Aerospace & Defense	369,937	2,740,414
Barclays PLC	Banks	894,196	3,256,156
BP PLC	Oil, Gas & Consumable Fuels	539,000	4,749,112
GlaxoSmithKline PLC	Pharmaceuticals	302,918	8,107,046
Kingfisher PLC	Specialty Retail	811,554	4,985,545
[a] Lloyds Banking Group PLC	Banks	3,422,960	4,349,097
Marks & Spencer Group PLC	Multiline Retail	663,458	4,827,335
Serco Group PLC	Commercial Services & Supplies	547,492	3,424,254
Tesco PLC	Food & Staples Retailing	1,152,930	5,606,964
Vodafone Group PLC	Wireless Telecommunication Services	1,098,511	3,665,556
			52,311,772
United States 30.6%
[a] Actavis PLC	Pharmaceuticals	27,370	6,104,879
American International Group Inc.	Insurance	57,190	3,121,430
Amgen Inc.	Biotechnology	67,920	8,039,690
Applied Materials Inc.	Semiconductors & Semiconductor Equipment	191,080	4,308,854
Baker Hughes Inc.	Energy Equipment & Services	84,520	6,292,514
Capital One Financial Corp.	Consumer Finance	75,640	6,247,864
Chesapeake Energy Corp.	Oil, Gas & Consumable Fuels	126,340	3,647,887
Cisco Systems Inc.	Communications Equipment	212,390	5,277,892
Citigroup Inc.	Banks	157,250	7,406,475
Comcast Corp., A	Media	97,670	5,242,926
Comcast Corp., Special A	Media	23,810	1,269,787
CVS Caremark Corp.	Food & Staples Retailing	78,290	5,900,717
[a] Gilead Sciences Inc.	Biotechnology	100,120	8,300,949
Halliburton Co.	Energy Equipment & Services	85,780	6,091,238
Hewlett-Packard Co.	Technology Hardware, Storage & Peripherals	145,050	4,885,284
JPMorgan Chase & Co.	Banks	109,860	6,330,133
KBR Inc.	Construction & Engineering	129,870	3,097,400
LyondellBasell Industries NV, A	Chemicals	44,950	4,389,368
Macy’s Inc.	Multiline Retail	116,390	6,752,948
Medtronic Inc.	Health Care Equipment & Supplies	110,290	7,032,090
Merck & Co. Inc.	Pharmaceuticals	101,820	5,890,287
Microsoft Corp.	Software	291,820	12,168,894
Morgan Stanley	Capital Markets	231,820	7,494,741
[a] Navistar International Corp.	Machinery	190,890	7,154,557
Noble Corp. PLC	Energy Equipment & Services	209,840	7,042,230
Oracle Corp.	Software	82,300	3,335,619
Perrigo Co. PLC	Pharmaceuticals	18,778	2,737,081
Pfizer Inc.	Pharmaceuticals	259,484	7,701,485
[a] Sprint Corp.	Wireless Telecommunication Services	342,200	2,918,966

16 | Semiannual Report			franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
United States (continued)
SunTrust Banks Inc.	Banks	90,490	$3,625,029
Symantec Corp.	Software	166,960	3,823,384
Target Corp.	Multiline Retail	62,360	3,613,762
Twenty-First Century Fox Inc., A	Media	184,540	6,486,581
Verizon Communications Inc.	Diversified Telecommunication Services	41,155	2,016,595
			185,749,536
Total Common Stocks
(Cost $445,682,354)			597,758,387
Preferred Stocks
(Cost $2,429,574) 0.2%
Brazil 0.2%
Vale SA, ADR, pfd., A	Metals & Mining	108,688	1,293,387
Total Investments
(Cost $448,111,928) 98.6%			599,051,774
Other Assets, less Liabilities
1.4%			8,570,394
Net Assets 100.0%			$607,622,168

See Abbreviations on page 28.

aNon-income producing.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 17

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Financial Statements

Statement of Assets and Liabilities
June 30, 2014 (unaudited)

Assets:
Investments in securities:
Cost	$448,111,928
Value	$599,051,774
Cash	6,694,437
Receivables:
Investment securities sold	3,307,292
Capital shares sold	381,544
Dividends	1,549,354
Other assets	331
Total assets	610,984,732
Liabilities:
Payables:
Investment securities purchased	1,126,386
Capital shares redeemed	759,653
Management fees	449,240
Distribution fees	299,898
Transfer agent fees	112,083
Trustees’ fees and expenses	599
Deferred tax	512,657
Accrued expenses and other liabilities	102,048
Total liabilities	3,362,564
Net assets, at value	$607,622,168
Net assets consist of:
Paid-in capital	$431,881,939
Undistributed net investment income	11,032,136
Net unrealized appreciation (depreciation)	150,454,217
Accumulated net realized gain (loss)	14,253,876
Net assets, at value	$607,622,168
Class A:
Net assets, at value	$555,918,405
Shares outstanding	23,014,146
Net asset value per share[a]	$24.16
Maximum offering price per share (net asset value per share ÷ 94.25%)	$25.63
Class C:
Net assets, at value	$39,405,499
Shares outstanding	1,671,081
Net asset value and maximum offering price per share[a]	$23.58
Advisor Class:
Net assets, at value	$12,298,264
Shares outstanding	508,979
Net asset value and maximum offering price per share	$24.16

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
18 | Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2014 (unaudited)

Investment income:
Dividends (net of foreign taxes of $732,563)	$12,592,888
Interest	176
Income from securities loaned	371
Total investment income	12,593,435
Expenses:
Management fees (Note 3a)	2,432,149
Administrative fees (Note 3b)	283,893
Distribution fees: (Note 3c)
Class A	700,179
Class C	192,734
Transfer agent fees: (Note 3e)
Class A	304,801
Class C	20,980
Advisor Class	6,544
Custodian fees (Note 4)	45,089
Reports to shareholders	30,698
Registration and filing fees	37,802
Professional fees	46,687
Trustees’ fees and expenses	29,065
Other	15,258
Total expenses	4,145,879
Net investment income	8,447,556
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	30,035,878
Foreign currency transactions	(27,857)
Net realized gain (loss)	30,008,021
Net change in unrealized appreciation (depreciation) on:
Investments	(16,848,085)
Translation of other assets and liabilities denominated in foreign currencies	5,300
Change in deferred taxes on unrealized appreciation	(2,721)
Net change in unrealized appreciation (depreciation)	(16,845,506)
Net realized and unrealized gain (loss)	13,162,515
Net increase (decrease) in net assets resulting from operations	$21,610,071

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 19

TEMPLETON GLOBAL OPPORTUNITIES TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2014	Year Ended
	(unaudited)	December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$8,447,556	$6,279,513
Net realized gain (loss) from investments and foreign currency transactions	30,008,021	52,268,458
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	(16,845,506)	85,369,169
Net increase (decrease) in net assets resulting from operations	21,610,071	143,917,140
Distributions to shareholders from:
Net investment income:
Class A	—	(5,361,855)
Class C	—	(180,547)
Advisor Class	—	(114,531)
Total distributions to shareholders	—	(5,656,933)
Capital share transactions: (Note 2)
Class A	(47,370,760)	(170,702,006)
Class B	—	(87,451)
Class C	(838,695)	(346,980)
Advisor Class	1,116,562	2,256,385
Total capital share transactions	(47,092,893)	(168,880,052)
Net increase (decrease) in net assets	(25,482,822)	(30,619,845)
Net assets:
Beginning of period	633,104,990	663,724,835
End of period	$607,622,168	$633,104,990
Undistributed net investment income included in net assets:
End of period	$11,032,136	$2,584,580

20 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Global Opportunities Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

franklintempleton.com

Semiannual Report | 21

TEMPLETON GLOBAL OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2014, the Fund had no securities on loan.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

22 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2014		December 31, 2013
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,200,918	$28,040,682	2,817,053	$58,904,354
Shares issued in reinvestment of distributions	—	—	183,011	4,010,400
Shares redeemed	(3,207,990)	(75,411,442)	(11,374,296)	(233,616,760)
Net increase (decrease)	(2,007,072)	$(47,370,760)	(8,374,232)	$(170,702,006)
Class B Shares:[a]
Shares sold			87	$1,699
Shares redeemed			(4,581)	(89,150)
Net increase (decrease)			(4,494)	$(87,451)

franklintempleton.com

Semiannual Report | 23

TEMPLETON GLOBAL OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)
	Six Months Ended		Year Ended
	June 30, 2014		December 31, 2013
	Shares	Amount	Shares	Amount

Class C Shares:
Shares sold	69,359	$1,586,409	251,200	$5,073,615
Shares issued in reinvestment of distributions	—	—	8,197	168,864
Shares redeemed	(105,595)	(2,425,104)	(278,521)	(5,589,459)
Net increase (decrease)	(36,236)	$(838,695)	(19,124)	$(346,980)
Advisor Class Shares:
Shares sold	134,573	$3,088,670	166,304	$3,688,820
Shares issued in reinvestment of distributions	—	—	3,797	84,637
Shares redeemed	(84,003)	(1,972,108)	(71,338)	(1,517,072)
Net increase (decrease)	50,570	$1,116,562	98,763	$2,256,385

[a]Effective March 22, 2013, all Class B shares were converted to Class A.

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Investments (Asia) Limited (FTIA)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.885%	Over $200 million, up to and including $700
0.850%	Over $700 million, up to and including $1 billion
0.830%	Over $1 billion, up to and including $1.2 billion
0.805%	Over $1.2 billion, up to and including $5 billion
0.785%	Over $5 billion, up to and including $10 billion
0.765%	Over $10 billion, up to and including $15 billion
0.745%	Over $15 billion, up to and including $20 billion
0.725%	In excess of $20 billion

Effective May 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board.

The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

24 | Semiannual Report franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Prior to May 1, 2014, the Fund paid fees to TIC based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.750%	Up to and including $1 billion
0.730%	Over $1 billion, up to and including $5 billion
0.710%	Over $5 billion, up to and including $10 billion
0.690%	Over $10 billion, up to and including $15 billion
0.670%	Over $15 billion, up to and including $20 billion
0.650%	In excess of $20 billion

Under a subadvisory agreement, TAML and FTIA, affiliates of TIC, provide subadvisory services to the Fund. The subadvisory fee is paid by TIC based on average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Effective May 1, 2014, under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund's average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2014, the Fund paid administrative fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

franklintempleton.com Semiannual Report | 25

TEMPLETON GLOBAL OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$24,365
CDSC retained	$346

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended June 30, 2014, the Fund paid transfer agent fees of $332,325, of which $198,942 was retained by Investor Services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, the Fund had capital loss carryforwards of $12,226,739 expiring in 2018.

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$452,228,036

Unrealized appreciation	$169,192,646
Unrealized depreciation	(22,368,908)
Net unrealized appreciation (depreciation)	$146,823,738

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $85,993,514 and $119,097,044, respectively.

26 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2014, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs.

For detailed categories, see the accompanying Statement of Investments.

franklintempleton.com

Semiannual Report | 27

TEMPLETON GLOBAL OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR American Depositary Receipt
IDR International Depositary Receipt

28 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENTAND QUALITY OF SERVICES.

The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative

franklintempleton.com

Semiannual Report | 29

TEMPLETON GLOBAL OPPORTUNITIES TRUST

SHAREHOLDER INFORMATION

approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during 2013, as well as the previous 10 years ended December 31, 2013, in comparison to a performance universe consisting of all retail and institutional global multi-cap value funds as selected by Lipper. The Lipper report showed the Fund’s total return during 2013 to be in the middle performing quintile of its Lipper performance universe, and on an annualized basis to be in the second-highest performing quintile of such Lipper performance universe for the previous three-year period, the middle performing quintile of such universe for the previous five-year period, and in the highest performing quin-tile of such universe for the previous 10-year period. The Board found the Fund’s overall comparative performance as set forth in the Lipper report to be satisfactory.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. Lipper’s expense comparison report showed the Fund’s contractual investment management fee rate to be within one basis point of the median for the Lipper expense group and its actual total expense ratio to be at the median for such expense group. The Board found the expenses of the Fund in comparison to those of its Lipper expense group as shown in the Lipper reports to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services

30 | Semiannual Report

franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

SHAREHOLDER INFORMATION

provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund’s management advisory fee schedule is at the rate of 0.75% on the first $1 billion of Fund net assets; 0.73% on the next $4 billion of Fund net assets; and declines incrementally thereafter until being reduced to a fixed rate of 0.65% on net assets in excess of $20 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of the Fund’s net assets; declines to 0.135% on the next $500 million of net assets; and declines through further breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion net asset level. At the end of 2013, the Fund’s net assets were approximately $634 million, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believed the schedules of management advisory and administration fees provide a sharing of benefits with the Fund and its shareholders. At the February 25, 2014, Board meeting, the Board eliminated the separate investment management and administrative agreements and approved a new form of investment management agreement for the Fund combining such services. In approving the new form of investment management agreement, the Board took into account that the types of services would be the same as provided under the previous separate agreements and that the aggregate fee, including breakpoints, would be the same as that charged under the previous separate agreements. The Board also noted that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com

Semiannual Report | 31

This page intentionally left blank.

Semiannual Report and Shareholder Letter
Templeton Global Opportunities Trust

Investment Manager
Templeton Investment Counsel, LLC

Subadvisors
Templeton Asset Management Ltd.
Franklin Templeton Investments (Asia) Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved. 415 S 08/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12 (a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.  N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL OPPORTUNITIES TRUST

By   /s/ LAURA F. FERGERSON

     Laura F. Fergerson

     Chief Executive Officer –

     Finance and Administration

Date  August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ LAURA F. FERGERSON

     Laura F. Fergerson

     Chief Executive Officer –

     Finance and Administration

Date  August 27, 2014

By   /s/MARK H. OTANI

      Mark H. Otani

Chief Financial Officer and

      Chief Accounting Officer

Date  August 27, 2014